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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR l 5(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT—MARCH 9, 2001
(Date of Earliest Event Reported)

Cutter & Buck Inc.
(Exact name of registrant as specified in its charter)

Commission File No. 0-26608

Washington (State of Incorporation)	91-1474587 (I.R.S. Employer Identification No.)
2701 First Avenue, Suite 500, Seattle, Washington (Address of principal executive offices)	98121 (Zip Code)

Registrant's telephone number, including area code: (206) 622-4191

Page 1 of 3 pages.

Item 5. Other Events.

    On March 9, 2001, the Company issued a press release announcing earnings for the third quarter of fiscal year 2001 and guidance for the fourth quarter of fiscal year 2001 and the fiscal year 2002. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits:

Exhibit No.	Description
99.1	Press Release issued by the Company dated March 9, 2001

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.
By:	/s/ MARTIN J. MARKS
Name: Martin J. Marks Title: President

Dated: March 19, 2001

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Item 5. Other Events.
Item 7. Financial Statements Pro Forma Financial Information and Exhibits.
SIGNATURES